     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               WFS FINANCIAL INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           CALIFORNIA                          6035                          33-0291646
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                                   23 PASTEUR
                         IRVINE, CALIFORNIA 92618-3816
                                 (949) 727-1002
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                                  JOY SCHAEFER
                            CHIEF EXECUTIVE OFFICER
                               WFS FINANCIAL INC
                                   23 PASTEUR
                         IRVINE, CALIFORNIA 92618-3816
                                 (949) 727-1002
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                           -------------------------

                                   COPIES TO:
                              ANDREW E. KATZ, ESQ.
                        MITCHELL, SILBERBERG & KNUPP LLP
                          11377 WEST OLYMPIC BOULEVARD
                       LOS ANGELES, CALIFORNIA 90064-1683
                                 (310) 312-2000
                           -------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this registration statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-56488

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                           PROPOSED MAXIMUM     PROPOSED MAXIMUM
      TITLE OF SECURITIES             AMOUNT TO BE          OFFERING PRICE          AGGREGATE            AMOUNT OF
       TO BE REGISTERED                REGISTERED              PER SHARE         OFFERING PRICE     REGISTRATION FEE(1)
-----------------------------------------------------------------------------------------------------------------------
Common Stock, no par value.....      635,781 Shares             $18.25             $11,603,003            $2,901
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended, based upon the proposed maximum offering price per share.

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

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, the signature page, an exhibit index, an exhibit 5 opinion, an accountant's consent and the other documents listed on the exhibit index. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-56488) of WFS Financial Inc, including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on April 25, 2001.

                                          WFS Financial Inc

                                          By:      /s/ LEE A. WHATCOTT
                                            ------------------------------------
                                                      Lee A. Whatcott
                                            Senior Executive Vice President and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                    TITLE                    DATE
                          *                                Chairman of the Board       April 25, 2001
-----------------------------------------------------
                   Ernest S. Rady

                          *                             Vice Chairman, Director and    April 25, 2001
-----------------------------------------------------     Chief Executive Officer
                    Joy Schaefer

                                                                  Director             April  , 2001
-----------------------------------------------------
                   James R. Dowlan

                          *                                       Director             April 25, 2001
-----------------------------------------------------
                  Stanley E. Foster

                          *                                       Director             April 25, 2001
-----------------------------------------------------
                   Howard C. Reese

                          *                                       Director             April 25, 2001
-----------------------------------------------------
                   Bernard E. Fipp

                          *                                       Director             April 25, 2001
-----------------------------------------------------
                   Duane A. Nelles

                      SIGNATURE                                    TITLE                    DATE
                 /s/ LEE A. WHATCOTT                       Senior Executive Vice       April 25, 2001
-----------------------------------------------------  President (Principal Financial
                   Lee A. Whatcott                      and Accounting Officer) and
                                                          Chief Financial Officer

              *By: /s/ LEE A. WHATCOTT
  ------------------------------------------------
                  Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                         SEQUENTIALLY
EXHIBIT                                                                    NUMBERED
  NO.                         DESCRIPTION OF EXHIBIT                         PAGE
-------    ------------------------------------------------------------  ------------
  5        Opinion of Mitchell, Silberberg & Knupp LLP with respect to legality
 23.1      Consent of Ernst & Young LLP
 23.2      Consent of Mitchell, Silberberg & Knupp LLP (included in
           Exhibit 5, above)
 24        Power of Attorney (filed as Exhibit 24 to the Registration
           Statement on Form S-3 of WFS Financial Inc (File No.
           333-56488) and incorporated herein by reference.)